Segments Of Business	12 Months Ended
Dec. 31, 2015
Segment Reporting [Abstract]
Segments Of Business
Segments of Business

Operating segments are components of an enterprise for which separate financial information is available and evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. The CPG Chief Executive Officer is the chief operating decision maker for the periods presented.
At December 31, 2015, CPG's operations comprise one operating segment. CPG's segment offers gas transportation and storage services for LDCs, marketers and industrial and commercial customers located in northeastern, mid-Atlantic, Midwestern and southern states and the District of Columbia along with unregulated businesses that include midstream services and development of mineral rights positions. The chief operating decision maker evaluates the performance of CPG operations and determines how to allocate resources on a consolidated basis.